Collaboration Arrangements	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaboration Arrangements

NOTE 3—COLLABORATION ARRANGEMENTS

Agreement with Merck KGaA

On February 3, 2012, the Company entered into a global license and co-development agreement, or License Agreement, with Merck KGaA, of Darmstadt, Germany, to co-develop and commercialize evofosfamide, the Company’s small molecule hypoxia-targeted drug. Under the terms of the License Agreement, Merck KGaA received co-development rights, exclusive global commercialization rights and provided the Company with an option to co-commercialize evofosfamide in the United States. To date the Company received $110 million in upfront and milestone payments. The milestones earned to date were not deemed to be substantive milestones because the work related to the achievement of these items was predominately completed prior to the inception of the arrangement or was not commensurate with Company’s performance subsequent to the inception of the arrangement to achieve the milestone.

The Company’s deliverables under the License Agreement with Merck KGaA, which included delivery of the rights and license for evofosfamide and performance of research and development activities, were determined to be a single unit of accounting. The delivered license did not have standalone value at the inception of the arrangement due to the Company’s proprietary expertise with respect to the licensed compound and related ongoing developmental participation under the License Agreement, which was required for Merck KGaA to fully realize the value from the delivered license. Therefore, the revenue relating to this unit of accounting was recorded as deferred revenue and recognized over the estimated performance period under the License Agreement, which is the product development period. The Company recorded $42.5 million of milestones earned in 2013 and $67.5 million of upfront payment and milestones earned in 2012 as deferred revenue and was amortizing them ratably over its estimated period of performance, which the Company estimated to end on March 31, 2020 for the year ended December 31, 2014. As a result, the Company recognized $14.7 million of revenue in 2014. The Company recognized $76.9 million of revenue in 2015 due to Merck KGaA’s decision to cease further joint development of evofosfamide in December 2015, which resulted in the immediate recognition of the remaining deferred revenue into revenue during the quarter ended December 31, 2015. Further, in March 2016, Merck KGaA exercised its right to terminate the License Agreement and all rights were returned to Threshold, as well as all rights to Merck technology developed under the License Agreement. Also as a result of the termination of the License Agreement the Company was no longer eligible to receive any further milestone payments from Merck KGaA.

Merck KGaA also paid 70% of worldwide development expenses for evofosfamide and as a result the Company earned a $1.6 million in 2016, which expenses were solely for trial wind-down efforts, compared to $11.6 million and $21.9 million reimbursement for eligible worldwide development expenses for evofosfamide from Merck KGaA in 2015 and 2014, respectively. Such earned reimbursement has been reflected as a reduction of research and development expenses. With the decision to cease further joint development of evofosfamide and the termination of the License Agreement the Company is no longer eligible to receive payments from Merck KGaA for expenses related to further development of evofosfamide other than for costs to wind down the discontinued trials and return the evofosfamide rights back to the Company through the year ended December 31, 2016.